NASDAQ: WHLR November 2017 Exhibit 99.1

SAFE HARBOR This presentation may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that expected results will be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statements regarding: (i) the anticipated implementation and the ability to create value through the Company’s growth, acquisition, anchor tenant backfills, leasing and disposition strategies; (ii) the Company’s ability to scale general and administrative costs as it acquires assets; (iii) the ability of the remerchandising plan for Shoppes at Myrtle Park to create a greater, stronger draw to the center; (iv) the Company’s ability to secure longer lease terms and exercise rent options with rent increases due to capital investments by retailers; (v) the opportunity of new leasing due to retailers reducing square footage; (vi) the ability of strategic leasing to allow for supportive co-tenancy and cross shopping; (vii) the Company’s ability to receive lease income through the full lease terms; (viii) the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets; (ix) the ability of the Company to acquire service oriented retail properties; (x) the ability of ‘necessity-based’ products or services to be less impacted by e-commerce or fluctuations in the economy; (xi) the expected fee income from leasing and management services; (xii) the anticipated completion and revenue from Columbia Firehouse, Folly Road Crossing and Sea Turtle Marketplace redevelopment; and (xiii) 2017 AFFO guidance and 2017 4th Quarter AFFO are forward-looking statement. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. For additional factors that could cause the operations of the Company to differ materially from those listed in the forward-looking statements are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

CORPORATE PROFILE Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that are generally leased by nationally and regionally recognized retailers of consumer goods and that generate attractive risk-adjusted returns. Wheeler Real Estate Investment Trust Exchange: NASDAQ Ticker: WHLR Market Cap(1): $93.92 million Stock Price(1): $10.02 Common Shares and Operating partnership Units Outstanding: 9.37 million Annualized Dividend: $1.36 Jon Wheeler Chairman Jeffrey Zwerdling Lead Independent Director Stewart Brown Independent Director Kurt Harrington Independent Director David Kelly Non-Independent Director William King Independent Director John McAuliffe Independent Director Carl McGowan Independent Director John Sweet Independent Director Board of Directors Corporate Officers Jon Wheeler Chief Executive Officer Wilkes Graham Chief Financial Officer David Kelly Chief Investment Officer Robin Hanisch Corporate Secretary M. Andrew Franklin SVP, Operations Investor Relations Laura Nguyen Director of Investor Relations Laura@whlr.us (757) 627-9088 Analyst Coverage Compass Point Research & Trading, LLC Steve Manaker smanaker@compasspointllc.com (646) 448-3028 JMP Securities Mitch Germain mgermain@jmpsecurities.com (212) 906-3546 FBR Capital Markets Craig Kucera craigkucera@fbr.com (703) 862-5249 (1) As of November 13, 2017

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties In November 2012, the Company listed on the NASDAQ with eight assets and a market cap of $15.8 million Targets grocery-anchored shopping centers in secondary and tertiary markets with strong demographics and low competition Acquires properties at attractive yields and significant discount to replacement cost Current portfolio of 73 properties with approximately 4.9 million square feet of Gross Leasable Area 64 shopping center/retail properties, 7 undeveloped land parcels, one redevelopment property and one self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle 3Q 2017 highlights: $0.43/share AFFO, in line with guidance 80% AFFO pay-out ratio 5.8% renewal rent spread Significant progress made on 3 anchor backfills Executed term sheet and commitment letter with KeyBank to increase and extend credit facility Focus on SE and Mid-Atlantic Markets Market Cap & Gross Property Value Trajectory Year 2012 2013 2014 2015 2016 Property Value $42.66M $82.65M $136.44M $251.47M $409.36M Market Cap $20.3M $30.5M $29.7M $127.9M $115.7M GLA 470,350 1,294,572 1,904,146 3,151,358 4,906,511

Nine directors – 7 independent directors and 2 non-independent directors Representation from institutional shareholders as well as former, REIT executives Newly formed Operating Committee for operational review, strategic planning, and streamlined interaction with management KEY INVESTMENT HIGHLIGHTS National and regional merchants represent majority of Wheeler’s tenants Predominately grocery-anchored portfolio with diverse tenant base 73 properties across 12 states in the Mid-Atlantic, Northeast, Southeast and Southwest Majority of tenants provide non-cyclical consumer goods and services that present less exposure to e-commerce impact on retail Acquires dominant retail centers with a solid base of occupied households with discretionary income High Quality Existing Portfolio Increased revenues through new leasing, outparcel developments and stabilization of Columbia Firehouse Company is prepared to adapt to the changes in retail environment, leveraging its strong retailer relationships Substantial progress on risk mitigation plan Necessity-Based Retail Leased and occupied rates of approximately 93.5% and 92.8%, respectively, for WHLR properties, in line with the shopping center industry average of 92.7%(1) occupied, as of September 30, 2017 Active portfolio management with leasing services, property and asset management disciplines in-house Experienced management team with over 150 years of real estate experience Looking Ahead Operational Excellence Board of Directors Predominantly fixed rate, long-term debt Well laddered debt maturity schedule Executed term sheet and commitment letter to extend KeyBank facility to 2020 Debt Profile (1) Source: ICSC http://quickstats.icsc.org/ViewSeries.aspx?id=12738

Wilkes Graham Chief Financial Officer Over 18 years experience in the real estate and financial services industries Previously served as Director of Research and as a Senior Sell-Side Equity Research Analyst at Compass Point Research & Trading, LLC As a Real Estate Analyst, he forecasted earnings and predicted the stock performance for over 30 publicly traded REITs, real estate operating companies and homebuilders and conducted due diligence on over 35 capital market transactions Jon S. Wheeler Chairman and CEO Over 35 years of experience in the real estate industry focused solely on retail In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which WHLR considers its predecessor firm, and oversaw the acquisition and development of 60 shopping centers totaling 4 million square feet Has overseen the acquisition and operations of over 70 properties in 12 states since going public in 2012 WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Dave Kelly Chief Investment Officer Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million Andy Franklin SVP, Operations 18 years of experience in the commercial real estate industry Previously served as Acquisitions Officer for Phillips Edison & Company, specializing in asset and property management

Integrated Platform Wheeler restructured its organization in October 2014 bringing acquisition, leasing, property management, development and re-development services in–house Over 50 associates between the Company’s headquarters in Virginia Beach and Charleston regional office All senior management in place Able to scale general and administrative costs as the Company acquires assets Create value through intensive leasing and property expense management Outparcel development opportunities located at existing centers not underwritten as part of original acquisition purchase price Deep retailer relationships provide market knowledge Corporate culture emphasized through the promotion of health and fitness and volunteerism Asset Management Acquisitions & Development Leasing & Business Dev. Corporate & Accounting

TENANT OVERVIEW Top 10 tenants represent approximately 32% of the portfolio’s annualized base rent and 34% of total gross leasable area Focus on tenants that create consistent consumer demand, offering items such as food, postal, dry-cleaning, health services and off-price or discount retailers Minimal exposure to e-Commerce industry Strategic co-tenancy creates optimal cross shopping for consumers Retailers and businesses are the engines of local commerce (1) As of 9/30/2017 (2) Southeastern Grocers is parent company (3) Kroger is parent company Top 10 Tenants(1) Diversified Merchandise Mix(1) Type GLA % of GLA % of Annualized Base Rent Tenant Bond Rating (S&P / Moody’s) (2) Grocery 516,173 10.53 11.16 CCC- / Baa1 Grocery 325,576 6.64 6.22 BBB / Baa2 (3) Grocery 186,064 3.80 3.03 BBB / Baa1 (2) Grocery 133,575 2.72 2.30 NR Grocery 136,343 2.78 2.26 NR Retail 114,298 2.33 1.56 NR (3) Grocery 39,946 0.81 1.34 BBB / Baa1 Grocery 54,838 1.12 1.32 NR Retail 75,291 1.54 1.26 BBB- / Baa3 Retail 71,620 1.46 1.24 NR Total 1,653,724 33.73% 31.69%

DEVELOPMENT PIPELINE CREATES ADDITIONAL REVENUE OPPORTUNITIES Sea Turtle Marketplace Development expected to generate significant fee and interest income 146,842 square foot shopping center with prime, in-fill and high barrier to entry location in Hilton Head, SC In September 2016, Wheeler contributed land and loaned $11 million to the development in return for a $12 million note that earns 12% interest 95% pre-leased to national tenants including Stein Mart, Starbucks, and PetSmart West Marine, Petsmart, Starbucks and Stein Mart all open and operating Full-service grocery store will occupy 36,000 square feet and purchase just over two acres of land expected to close in 1Q 2018 Significant leasing and development fee income from the $28 million project. As space is delivered and occupied, asset management fees will generate additional revenues for WHLR Delivery of fully-stabilized project expected to be Fall/Winter 2018 WHLR expects $0.13/share of accrued interest and $13M cash Well-known investment sales brokerage company is currently under writing asset for future disposition *West Marine

REDEVELOPMENT PROGRESSES TOWARD COMPLETION Columbia Firehouse, Columbia, SC $7M Redevelopment opportunity purchased in 2015 Expected cash on cash return of 12% Desirable retail location in the “Vista” of South Carolina directly across from the State Capitol and within walking distance of the University of South Carolina Opportunity to utilize historic tax credits related to the redevelopment and use of existing material Building is 24,000 square feet and 80% leased 4,100 SF available Average rent of $27/SF Deliveries expected to start 1Q 2018 Tenant mix complements existing “Vista” retail and will provide additional dining options for 3 existing hotels Favorable demographics Potential Phase II component with fire tower under evaluation   1 Mile 2 Miles 3 Miles Population 12,295 40,848 81,247 Daytime Population 44,311 68,148 97,055 Households 3,346 15,935 33,962 Avg HH Income ($) 48,096 56,954 58,415 Med HH Income ($) 28,706 33,848 36,577 Median Age 22 25 29 Columbia Firehouse Redevelopment Source: Company documents

REVENUE ENHANCING OUTPARCEL DEVELOPMENT Folly Road Crossing Location Charleston, SC Square Feet 53,994 Purchase Price $11.25M Anchor Harris Teeter Occupancy 100.0% Bought in April 2016 as part of 14 center portfolio Strong demographics 18 years remaining on Harris Teeter lease Development of 7,500 square foot outparcel building not factored into purchase price One lease executed for 1,240 square feet Rents quoted between $29-$35/square foot versus average of $19/square foot inline Expected completion and stabilization in 2019 *Rendering of outparcel development at Folly Crossing

EARNINGS TRAJECTORY IMPROVES THROUGH SCALED OPERATIONS General and administrative expenses have been significantly reduced through strategic cost-containment initiatives and remains in-line with internal budgets Efforts included reducing third-party services as well as creating internal efficiencies Operating Committee of Independent Directors formed to provide tactical support and strengthen Board interaction with management Committee will review expenses, property operations and corporate financials Total Corporate Cash G&A from Operations Annualized; Excluding acquisition costs, capital costs and co-brokerage fees on leasing commissions. Reported 3Q 2017 AFFO of $0.43 in line with guidance Second quarter of dividend coverage 4Q 2017 AFFO guidance of $0.35 - $0.40 FY 2017 AFFO guidance of $1.48 - $1.53

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio Strong Grocer Rent to Sales 59% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are more able to adapt to potential shifts in the retail landscape and are more insulated from e-commerce Provide goods and services desired by surrounding community The average consumer in the US makes a trip to a grocery store 1.6 times per week(1) From 2010-2016, US grocer sales increased 22.6% demonstrating strength of the traditional grocery store(2) Strong National and Regional Tenants 79% of Wheeler's GLA is occupied by national & regional tenants (1) Source: http://www.fmi.org/research-resources/supermarket-facts) (2) Source: (https://www.census.gov/retail/marts/www/adv44510.txt) . Based on percentage of gross leasable area with a grocery store included in the shopping center or as a shadow-anchor as of September 30, 2017. Based on from 37 grocers who report sales to WHLR in our current portfolio

ALEX CITY MARKETPLACE Location Alexander City, AL Square Feet 147,791 Anchor Winn-Dixie 2015 % Leased 87.1% ABR $913,691 ABR/SF $7.10 2017 % Leased 99.2% ABR $1,078,837 ABR/SF $7.42 OPERATIONAL EXPERTISE Future Outparcel Development Purchased in 2015 for 8.2% cap rate Harbor Freight Tools backfilled former soft-goods retailer, Steele’s Remerchandising plan created a bigger draw radius Potentially a candidate to sell once strategic plan is complete Extended term with Winn-Dixie through 2028 Term included an increase of $33,000/year base rent Winn-Dixie to complete interior renovation In negotiations with national credit tenant for outparcel development

ACHOR BACKFILL PROGRESS Four anchor vacancies announced between 4Q16-2Q17 Three of four vacancies are wholly or partially backfilled and either executed or in lease negotiation Career Point at Perimeter Square backfill at a materially higher rate and still upside for remaining space to be backfilled Remerchandising plan for Shoppes at Myrtle Park will create a greater, stronger draw to the center Ability to source backfills in 75 days demonstrates strong retail demand for dominant locations Protect Cash Flow Rental income collected until expiration of in place leases where no lease termination or buyout has occurred No material co-tenancy provisions Progress on Backfills Landlord executed lease termination with BI-LO at Shoppes at Myrtle Park for possession of the space Landlord has approved assumption of lease for new grocery tenant at Brook Run Shopping center with no change in base rent. Early extension executed to extend lease term to 2025. Long Term Strategy Operations has performed a portfolio-wide risk analysis to mitigate risk exposure Annual retailer portfolio reviews underway to continue fostering our strong relationships and partnerships with our tenants. Priority is backfilling the spaces, prior to lease expiration, with a higher quality tenant Landlord is deep into lease negotiations with quality, credit user for 60% of available 37,900 square feet at Shoppes at Myrtle Park Several interested users for backfill at Cypress Run Shopping Center where lease runs through June 2018

ADAPTING TO CHANGE PROVIDES OPPORTUNITY 94% of retail sales still take place at the store level(1) In 2015, 65% of grocers offered some kind of online ordering(1) 28% of WHLR grocers offer online services Point of sale still at physical store Retailers and retail locations are adapting to new consumer shopping trends Omni-channel retail integration Online ordering Curbside pick-up Capital investments by retailers in operating stores allows Wheeler to secure longer lease term and exercise options with rent increases Retailers reducing square footage provides opportunity for additional income via new leasing Strategic leasing allows for supportive co-tenancy and cross-shopping There are more retail store openings versus store closures(1) 684 planned grocery store openings for 2017 Retailers are expanding their markets geographically (1) Source: National Retail Federation WHLR Retailers with planned store openings

Majority of Wheeler’s anchor and junior anchor tenants focus on ‘necessity-based’ products or services that Wheeler believes are less likely to be impacted by e-commerce business and fluctuations in the economy Same Store NOI for previous eight quarters is 3.2% for WHLR properties compared to an industry average of 2.5%(1) PROVEN OPERATING RESULTS (1) Source: Bloomberg

LEASE EXPIRATION SCHEDULE BY CALENDAR YEAR Minimal Annualized Base Rent (ABR) attributed to anchor tenant lease expirations occurring in 2017 One expiring anchor accounts for nearly half of all remaining expiring square footage in 2017; has been backfilled Weighted average remaining lease term of 4.3 years Weighted average remaining lease term for anchor tenants(1) is 4.9 years (1) Anchors defined here as leases comprising 20,000 square feet or more (2) Reflects leases executed through October 4, 2017 that commence subsequent to the end of the current period.

LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.5% since the Company’s IPO For the three months ended September 30, 2017, over 235,000 square feet of leases were signed or renewed Average weighted increase of 5.8% over prior rates on renewals Through the first 9 months of 2017, renewed or backfilled spaces totaled 845,077 square feet. The tenant retention/backfill rate is 80.6% overall As of September 30, 2017, average occupancy rate of a U.S. shopping center was measured at 92.7%(1) Decline in 3Q17 occupancy mainly attributed to lease termination of BI-LO at Shoppes at Myrtle Park. Historical Occupancy Rates (1) Source: Bloomberg 93.5% includes leases that have not yet commenced as well as occupied 93.5% includes leases that have not yet commenced as well as occupied (3)

WHLR PORTFOLIO SUPPLY/DEMAND PROFILE IN-LINE WITH INDUSTRY WLHR’s assets are located in lower population-density markets and have the lowest number of competing grocers within a 3-mile radius among all publicly traded shopping center REITs Construction costs of new stores do not command enough market share to support increased rent Lower density markets insulates our assets from e-commerce, and the lack of competing grocers supports WHLR’s strategy of bringing institutional capital to secondary and tertiary markets (1) Source: Maptitude, Company documents

RISK ANALYSIS MOVES TO RISK MITIGATION Undertook extensive analysis to evaluate anchor risk Evaluated 75 anchors 20,000 square feet or more within portfolio Subsequent to mitigation progress thus far, management estimates one or two “at-risk” remaining anchors Risk evaluated based on rent per square foot, sales trends, location and remaining lease term Restructured leases of 4 anchors at reduced rents Reduced term of one, extended term of 2, term remained same for one Re-branded former Winn-Dixie to Harvey’s to better fit demographics of trade area Executed LOI to backfill 60% of vacant anchor at Shoppes at Myrtle Park Approved assignment of lease for vacant anchor at Brook Run Shopping Center

ACQUISITION STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on dominant multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build-to-suit outparcels or pad sales Maximizing Common Area Maintenance (“CAM”) reimbursement income available from existing leases Company utilizes strict underwriting guidelines and due diligence processes to identify key issues and uncover opportunities with large upside potential

DEMAND FOR RETAIL LOCATIONS Non-Core assets provide WHLR the ability demonstrate retail demand and cap rate compression Wheeler will continue to evaluate its portfolio for specialty and ancillary income opportunities and the sale of non-core assets Status Property Name Location Square Footage Purchase Price Purchase NOI Purchase Cap   Purchase Sale Sale NOI Sale Cap Closed Reasors - Jenks Jenks, OK 81,000 $ 11,400,000 $912,000 8.00% $12,160,000 $912,000 7.50% Reasors - Bixby Bixby, OK 74,889 $10,600,000 $768,500 7.25%   $10,978,571 $768,500 7.00% Harps Grove, OK 31,500 $4,555,400 $364,432 8.00% $5,206,171 $364,432 7.00% Starbucks/Verizon Virginia Beach, VA 5,600 $1,394,400 $101,094 7.25%   $2,127,500 $129,778 6.10% Ruby Tuesday/Outback Steakhouse Morgantown, WV 11,097 $1,265,058 $108,921 8.61% $2,285,000 $132,987 5.82% Steak & Shake (1) Macon, GA 4,130 $1,466,720 $187,000 12.75% $2,225,000 $0 N/A Carolina Place (Raw land) Onley, VA $250,000 $0 $250,000 $0 N/A Total Closed   208,216 $30,931,578 $2,441,947 7.89%   $35,232,242 $2,307,697 6.55% Rivergate Shopping Center, Macon, GA (1) Steak & Shake was acquired as an outparcel to Rivergate Shopping Center in 4Q 2016. The lease with Steak & Shake expired and the parcel was an opportunistic sale.

STRENGTH IN INCOME METRICS Adjusted EBITDA / Interest Expense(1),(2) Adjusted EBITDA / Fixed Charges(1),(2) AFFO before Pref. Dividends / Pref. Dividends(1),(2) Annualized AFFO per Share(1) (1) For a definition of AFFO, Adjusted EBITDA and other Non-GAAP measures and a reconciliation to GAAP measures, please see the Appendix (2) For a detailed calculation of the ratios shown above, please see the Appendix

Appendix

PROPERTY OVERVIEW (as of 09/30/2017) Property Location Number ofTenants (1) Total LeasableSquare Feet PercentageLeased (1) Percentage Occupied Total SF Occupied AnnualizedBase Rent (2) AnnualizedBase Rent (2) Annualized Base Rent per Occupied Sq. Foot Annualized Base Rent per Occupied Sq. Foot Alex City Marketplace Alexander City, AL 18 147,791 99.2% 98.4% 145,391 $ 1,078,837 $ 7.42 Amscot Building (3) Tampa, FL 1 2,500 100.0% 100.0% 2,500 115,849 46.34 Beaver Ruin Village Lilburn, GA 29 74,038 90.8% 90.8% 67,236 1,034,642 15.39 Beaver Ruin Village II Lilburn, GA 4 34,925 100.0% 100.0% 34,925 414,027 11.85 Berkley (4) Norfolk, VA — — — % — % — — — Berkley Shopping Center Norfolk, VA 11 47,945 94.2% 94.2% 45,140 363,504 8.05 Brook Run Shopping Center Richmond, VA 19 147,738 92.1% 92.1% 136,102 1,521,899 11.18 Brook Run Properties (4) Richmond, VA — — — % — % — — — Bryan Station Lexington, KY 10 54,397 99.8% 99.8% 54,277 579,183 10.67 Butler Square Mauldin, SC 16 82,400 98.2% 98.2% 80,950 801,698 9.90 Cardinal Plaza Henderson, NC 7 50,000 94.0% 94.0% 47,000 447,350 9.52 Chesapeake Square Onley, VA 14 99,848 90.4% 90.4% 90,214 718,112 7.96 Clover Plaza Clover, SC 9 45,575 100.0% 100.0% 45,575 353,394 7.75 Columbia Fire Station (6) Columbia, SC — — — % — % — — — Conyers Crossing Conyers, GA 14 170,475 99.4% 99.4% 169,425 993,388 5.86 Courtland Commons (4) Courtland, VA — — — % — % — — — Crockett Square Morristown, TN 4 107,122 100.0% 100.0% 107,122 920,322 8.59 Cypress Shopping Center Boiling Springs, SC 17 80,435 98.3% 98.3% 79,035 872,606 11.04 Darien Shopping Center Darien, GA 1 26,001 100.0% 100.0% 26,001 208,008 8.00 Devine Street Columbia, SC 2 38,464 100.0% 100.0% 38,464 318,500 8.28 Edenton Commons (4) Edenton, NC — — — % — % — — — Folly Road Charleston, SC 6 47,794 100.0% 100.0% 47,794 720,863 15.08 Forrest Gallery Tullahoma, TN 28 214,451 95.3% 92.9% 199,163 1,334,968 6.70 Fort Howard Shopping Center Rincon, GA 18 113,652 93.6% 93.6% 106,320 871,960 8.20 Franklin Village Kittanning, PA 29 151,673 100.0% 100.0% 151,673 1,206,769 7.96 Franklinton Square Franklinton, NC 14 65,366 93.0% 93.0% 60,800 556,594 9.15 Freeway Junction Stockbridge, GA 15 156,834 96.9% 94.6% 148,424 1,076,521 7.25 Georgetown Georgetown, SC 2 29,572 100.0% 100.0% 29,572 267,215 9.04 Graystone Crossing Tega Cay, SC 11 21,997 100.0% 100.0% 21,997 535,594 24.35

Property Location Number ofTenants (1) Total LeasableSquare Feet PercentageLeased (1) Percentage Occupied Total SF Occupied AnnualizedBase Rent (2) AnnualizedBase Rent (2) Annualized Base Rent per Occupied Sq. Foot Annualized Base Rent per Occupied Sq. Foot Grove Park Orangeburg, SC 15 106,557 92.6% 92.6% 98,615 684,524 6.94 Harbor Point (4) Grove, OK — — — % — % — — — Harrodsburg Marketplace Harrodsburg, KY 9 60,048 100.0% 100.0% 60,048 401,440 6.69 Jenks Plaza Jenks, OK 5 7,800 83.5% 83.5% 6,514 130,572 20.04 Laburnum Square Richmond, VA 21 109,405 100.0% 97.1% 106,251 933,236 8.78 Ladson Crossing Ladson, SC 14 52,607 95.4% 95.4% 50,207 734,724 14.63 LaGrange Marketplace LaGrange, GA 15 76,594 100.0% 100.0% 76,594 433,323 5.66 Lake Greenwood Crossing Greenwood, SC 6 47,546 87.4% 87.4% 41,546 409,417 9.85 Lake Murray Lexington, SC 5 39,218 100.0% 100.0% 39,218 352,185 8.98 Laskin Road (4) Virginia Beach, VA — — — % — % — — — Litchfield Market Village Pawleys Island, SC 17 86,740 83.8% 83.8% 72,663 1,070,033 14.73 Lumber River Village Lumberton, NC 11 66,781 100.0% 100.0% 66,781 514,956 7.71 Monarch Bank Virginia Beach, VA 1 3,620 100.0% 100.0% 3,620 $ 265,796 $ 73.42 Moncks Corner Moncks Corner, SC 1 26,800 100.0% 100.0% 26,800 323,451 12.07 Nashville Commons Nashville, NC 12 56,100 99.9% 99.9% 56,050 585,453 10.45 New Market Crossing Mt. Airy, NC 12 116,976 94.8% 94.8% 110,868 960,587 8.66 Parkway Plaza Brunswick, GA 4 52,365 81.7% 81.7% 42,785 487,592 11.40 Perimeter Square Tulsa, OK 8 58,277 85.2% 51.8% 30,162 373,314 12.38 Pierpont Centre Morgantown, WV 18 122,259 90.9% 90.9% 111,162 1,323,816 11.91 Port Crossing Harrisonburg, VA 9 65,365 97.9% 97.9% 64,000 805,014 12.58 Ridgeland Ridgeland, SC 1 20,029 100.0% 100.0% 20,029 140,203 7.00 Riverbridge Shopping Center Carrollton, GA 11 91,188 98.5% 98.5% 89,788 681,233 7.59 Riversedge North (5) Virginia Beach, VA — — — % — % — — — Rivergate Shopping Center Macon, GA 30 201,680 96.6% 96.6% 194,819 2,722,461 13.97 Sangaree Plaza Summerville, SC 8 66,948 87.4% 87.4% 58,498 538,060 9.20 Shoppes at Myrtle Park Bluffton, SC 11 56,380 32.8% 32.8% 18,480 364,000 19.70 Shoppes at TJ Maxx Richmond, VA 18 93,624 100.0% 100.0% 93,624 1,137,393 12.15 South Lake Lexington, SC 10 44,318 100.0% 100.0% 44,318 276,546 6.24 South Park Mullins, SC 2 60,734 71.2% 71.2% 43,218 491,245 11.37 South Square Lancaster, SC 5 44,350 89.9% 89.9% 39,850 321,742 8.07 PROPERTY OVERVIEW CONTINUED (as of 09/30/2017)

PROPERTY OVERVIEW CONTINUED (as of 09/30/2017) Property Location Number ofTenants (1) Total LeasableSquare Feet PercentageLeased (1) Percentage Occupied Total SF Occupied AnnualizedBase Rent (2) AnnualizedBase Rent (2) Annualized Base Rent per Occupied Sq. Foot Annualized Base Rent per Occupied Sq. Foot South Square Lancaster, SC 5 44,350 89.9% 89.9% 39,850 321,742 8.07 St. George Plaza St. George, SC 3 59,279 62.0% 62.0% 36,768 273,186 7.43 St. Matthews St. Matthews, SC 5 29,015 87.2% 87.2% 25,314 307,693 12.16 Sunshine Plaza Lehigh Acres, FL 19 111,189 91.1% 91.1% 101,343 905,519 8.94 Surrey Plaza Hawkinsville, GA 5 42,680 100.0% 100.0% 42,680 285,495 6.69 Tampa Festival Tampa, FL 19 137,987 97.0% 97.0% 133,787 1,220,205 9.12 The Shoppes at Eagle Harbor Carrollton, VA 7 23,303 100.0% 100.0% 23,303 466,662 20.03 Tri-County Plaza Royston, GA 6 67,577 89.2% 89.2% 60,277 431,969 7.17 Tulls Creek (4) Moyock, NC — — — % — % — — — Twin City Commons Batesburg-Leesville, SC 5 47,680 100.0% 100.0% 47,680 454,315 9.53 Village of Martinsville Martinsville, VA 18 297,950 96.1% 96.1% 286,431 2,253,556 7.87 Walnut Hill Plaza Petersburg, VA 8 87,239 65.0% 65.0% 56,737 446,519 7.87 Waterway Plaza Little River, SC 10 49,750 100.0% 100.0% 49,750 480,736 9.66 Westland Square West Columbia, SC 9 62,735 77.1% 77.1% 48,380 431,952 8.93 Winslow Plaza Sicklerville, NJ 14 40,695 87.0% 87.0% 35,400 538,368 15.21 Total Portfolio 706 4,902,381 93.5% 92.8% 4,549,458 $ 43,270,294 $ 9.51 Reflects leases executed through October 4, 2017 that commence subsequent to the end of the current period. ABR per occupied square foot assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options. This information is not available because the property is undeveloped. This property is our corporate headquarters that we 100% occupy. This information is not available because the property is a redevelopment property.

NON-GAAP MEASURES Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while, historically, real estate values have risen or fallen with market conditions. Core FFO: Management defines Core FFO as FFO adjusted for acquisition costs, capital-related costs, stock based-compensation, loan cost amortization, and one time-charges. Adjusted FFO (AFFO): Management defines AFFO as Core FFO adjusted for straight-line rental income, above/below market lease income, accrued (non-cash) interest income, and a $0.20/sf reserve for capital expenditures and tenant improvements. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to non-controlling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes items affecting the comparability of the periods presented, including, but not limited to, costs associated with acquisitions and capital-related activities. Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that certain factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and, accordingly, the Company's NOI may not be comparable to that of other REITs.

Recently executed term sheet and commitment letter to extend and increase revolving credit facility and with Key Bank Increase of $2.5M to $52.5M Interest rate is LIBOR + 250 Accordion feature increased from $100M to $150M Since April of 2016, have reduced $8M line of credit with Revere Capital to $6.8M line Working to refinance before April 2018 maturity Weighted average interest rate of 4.5% WHLR’s Debt Profile from Continuing Operations Debt / Maturity profile FROM CONTINUING OPERATIONS Total Outstanding Debt $312.8 million (1) Maturity of $18 million Key Bank Facility (2) Maturity of $50 million Key Bank Facility & Revere line of credit

CONSOLIDATED STATEMENT OF OPERATIONS (Amounts in thousands, except per share amounts) Three Months Ended September 30, Three Months Ended June 30, (unaudited) (unaudited) 2017 2017 2016 2016 TOTAL REVENUES $ 15,198 $ 11,911 OPERATING EXPENSES: Property operations 3,726 3,027 Non-REIT management and leasing services 618 696 Depreciation and amortization 7,746 4,994 Provision for credit losses 23 31 Corporate general & administrative 1,306 1,497 Total Operating Expenses 13,419 10,245 Operating Income (Loss) 1,779 1,666 Gain on disposal of properties (1) — Interest income 364 299 Interest expense (4,250) (3,639) Net Loss from Continuing Operations Before Income Taxes (2,108) (1,674) Income tax expense (65) — Net Loss from Continuing Operations (2,173) (1,674) Discontinued Operations Income from operations — 39 (Loss) gain on disposal of properties — 1 Net (Loss) Income from Discontinued Operations — 40 Net Loss (2,173) (1,634) Less: Net loss attributable to noncontrolling interests (111) (122) Net Loss Attributable to Wheeler REIT (2,062) (1,512) Preferred stock dividends (2,496) (1,240) Net Loss Attributable to Wheeler REIT Common Shareholders $ (4,558) $ (2,752) Loss per share from continuing operations (basic and diluted) $ (0.52) $ (0.32) Income per share from discontinued operations — — $ (0.52) $ (0.32) Weighted-average number of shares: Basic and Diluted 8,692,543 8,487,438 Dividends declared per common share $ 0.34 $ 0.42

Balance sheet summary (Amounts in thousands, except per share amounts) September 30, 2017 June 30, 2017 December 31, 2016 December 31, 2016 (unaudited) (unaudited) ASSETS: Investment properties, net $ 383,861 $ 388,880 Cash and cash equivalents 5,663 4,863 Restricted cash 9,625 9,652 Rents and other tenant receivables, net 5,108 3,984 Related party receivables 2,322 1,456 Notes receivable 12,000 12,000 Goodwill 5,486 5,486 Assets held for sale — 366 Above market lease intangible, net 9,521 12,962 Deferred costs and other assets, net 37,477 49,397 Total Assets $ 471,063 $ 489,046 LIABILITIES: Loans payable, net $ 306,962 $ 305,973 Liabilities associated with assets held for sale — 1,350 Below market lease intangible, net 10,356 12,680 Accounts payable, accrued expenses and other liabilities 10,307 7,735 Dividends payable 5,478 3,586 Total Liabilities 333,103 331,324 Commitments and contingencies — — Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 2,237,000 shares issued and outstanding; $55.93 million aggregate liquidation preference) 53,052 52,530 EQUITY: Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding) 453 453 Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,848 and 1,871,244 shares issued and outstanding, respectively; $46.9 million and $46.8 million aggregate liquidation preference) 40,893 40,733 Common Stock ($0.01 par value, 18,750,000 shares authorized, 8,730,859 and 8,503,819 shares issued and outstanding, respectively) 87 85 Additional paid-in capital 226,864 223,939 Accumulated deficit (191,256) (170,377) Total Shareholders’ Equity 77,041 94,833 Noncontrolling interests 7,867 10,359 Total Equity 84,908 105,192 Total Liabilities and Equity $ 471,063 $ 489,046

FFO and AFFO (1) Other non-recurring expenses are detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on From 10-Q for the period ended September 30, 2017. (Amounts in thousands, except per share amounts) FFO and AFFO Three Months Ended September 30, Three Months Ended June 30, 2017 2017 2016 2016 (unaudited) (unaudited) Net Loss $ (2,173) $ (1,634) Depreciation and amortization of real estate assets 7,746 4,994 Gain on disposal of properties 1 — Loss (gain) on disposal of properties-discontinued operations — (1) FFO 5,574 3,359 Preferred stock dividends (2,496) (1,240) Preferred stock accretion adjustments 205 78 FFO available to common shareholders and common unitholders 3,283 2,197 Acquisition costs 233 118 Capital related costs 82 61 Other non-recurring and non-cash expenses (1) 47 47 Share-based compensation 134 171 Straight-line rent (162) (81) Loan cost amortization 682 629 Accrued interest income (121) (294) Above (below) market lease amortization 65 (3) Recurring capital expenditures and tenant improvement reserves (245) (188) AFFO $ 3,998 $ 2,657 Weighted Average Common Shares 8,692,543 8,487,438 Weighted Average Common Units 679,820 718,989 Total Common Shares and Units 9,372,363 9,206,427 FFO per Common Share and Common Units $ 0.35 $ 0.24 AFFO per Common Share and Common Units $ 0.43 $ 0.29

September 30, 2017 June 30, 2017 Debt Outstanding ($000) Outstanding ($000) Security Senior Convertible Debt (9% Coupon, December 2018 Maturity) (1),(2) $1,369 $1,369 KeyBank Line of Credit (3.74% @ 9/30/2017, 3.70% @ 6/30/2017, May 2018 Maturity)(3) $68,032 $68,032 Vantage South Line of Credit (4.25%, December 2017 Maturity) $3,000 $3,000 Revere High Yield Fund (8.00%, April 2018 Maturity) $6,808 $6,833 Property Debt (4.62% @ 9/30/2017, 4.57% @ 6/30/2017 weighted average interest rate with various maturities) $233,568 $232,204 Total Debt $312,777 $311,438 September 30, 2017 June 30, 2017 Equity Shares Outstanding Amount ($000) Shares Outstanding Amount ($000) Security Series A 9% Preferred ($1,000 / share) 562 $562 562 $562 Series B 9% Preferred ($25 / share, $40.00 conversion price)(4) 1,875,848 $41,625 1,871,244 $42,103 Series D 8.75% Preferred ($25/ share, $16.96 conversion price) 2,237,000 $50,713 2,237,000 $51,563 Common Stock / OP Units 9,373,158 $108,260 9,366,511 $95,632 Market Value of Equity $201,160 $189,860 Total Capitalization $513,937 $501,298 CAPITAL STRUCTURE (1) The warrants issued in connection with the Senior Non-Convertible Debt have a $38.00 exercise price per share of Common Stock to purchase a total of 81,053 shares of Common Stock and expire in January 2019. (2) All eligible shares have been converted as of 03/31/17. (3) Recently executed term sheet and commitment letter to extend and increase revolving credit facility with Key Bank. (4) 1,986,600 warrants were issued in connection with the Series B Preferred Stock, each warrant permits holders to purchase 0.125 shares of Common Stock at an exercise price of $44.00 per share and expire in April 2019.

SIMPLIFIED 2017 FULL YEAR GUIDANCE 2017 Detail Net Operating Income $40M 92-93% NOI margin on $44M of in-place rents Third Party Fees, Net $2M Property management fees, leasing commissions, and development fees, net of taxes Interest Income $1M Cash interest income from loan to Sea Turtle Marketplace redevelopment; $12M @ 8% cash, 4% accrued Global Cash General & Administrative Expenses -$5M Includes G&A for both REIT owned and Non-REIT owned businesses and exclusive of acquisitions, capital-related, and non-recurring costs Interest Expense -$14M Approximately 4.4% weighted average interest rate on $311M total debt Preferred Dividend Payments -$9M $103M of Series A, B, & D aggregate par value; wtd. avg. 8.9% coupon Capex & TI Reserve -$1M $0.20/sf CapEx & TI Reserve across 4.9M sq. feet Adjusted Funds From Operations (AFFO) $14M Total Shares & OP Units 9.4M AFFO/Share $1.48-$1.52 Stated AFFO guidance for the year 2017

NASDAQ: WHLR Think Retail. Think Wheeler.®